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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):             DECEMBER 25, 1998
                                                   ----------------------------


                     COMMODORE ENVIRONMENTAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                       0-10054             87-0275043
   (State or other jurisdiction          (Commission        (I.R.S. Employer
    of incorporation)                    File Number)       Identification No.)


    150 East 58th Street, Suite 3400
    NEW YORK, NEW YORK                                        10155
    (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800



          (Former Name or Former Address, if Changed Since Last Report)


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                           CURRENT REPORT ON FORM 8-K

                     COMMODORE ENVIRONMENTAL SERVICES, INC.

                                December 25, 1998


Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

         On December 25, 1998, Commodore Environmental Services LLC, a Delaware limited liability company wholly owned by Commodore Environmental Services, Inc., a Delaware corporation (the "Company"), consummated the acquisition of 10,000,000 shares of common stock, par value $.001 per share (the "Separation
Stock"), of Commodore Separation Technologies, Inc., a Delaware corporation
("Separation"), representing approximately 87% of the issued and outstanding shares of capital stock of Separation, from Commodore Applied Technologies, Inc., a Delaware corporation ("Applied"), as part of a debt repayment plan between the Company and Applied. The acquisition is effective as of September
28, 1998. The Company currently owns approximately 35% of the outstanding shares of Applied common stock. Bentley J. Blum, a director of the Company and the owner of approximately 52% of the outstanding shares of the Company's common stock, is also a director of Applied and Separation.

          As a result of the repayment, Applied has repaid all of its $6,755,864 debt to the Company by exchanging the debt for (i) the Separation
Stock (as repayment of $1,250,000 of debt); (ii) 20,909 shares of newly created 6% Series B Convertible Preferred Stock of Applied (as repayment of
$2,090,870 of debt); (iii) 10,189 shares of newly created 6% Series C
Convertible Preferred Stock of Applied (as repayment of $1,018,864 of debt);
(iv) 20,391 shares of newly created 6% Series D Convertible Preferred Stock of Applied (as repayment of $2,039,100 of debt); (v) assignment to the Company of an account receivable due to Applied from Separation in the amount of $357,000; and (vi) amendment of an existing warrant owned by the Company to purchase 1,500,000 shares of Applied common stock to reduce the exercise price of such warrant from $10.00 per share to $1.50 per share. The terms of the debt restructuring were determined as a result of arm's-length negotiations between representatives of both the Company and Applied, and were supported by fairness opinions by an independent, third-party appraiser.

         Separation is an environmental treatment and services company that offers a system, known as SLiM(TM) (supported liquid membrane), that has been proven to selectively extract and recover solubilized metals, radionuclides, biochemicals and other targeted elements from aqueous and possibly gaseous process streams in degrees of concentration and purity that permit both the reuse of such elements and the disposal of the process water or gas as non-toxic effluent with little or no further treatment. Separation's preferred stock, common stock and public warrants are currently traded on the Nasdaq SmallCap
Market under the symbols "CXOTP", "CXOT" and "CXOTW", respectively.

          By virtue of the foregoing transaction, Separation has become the indirect, 87%-owned subsidiary of the Company. Paul E. Hannesson, the Chairman of the Board, President and Chief Executive Officer of Applied and the Chairman of the Board and Chief Executive Officer of Separation, and James M. DeAngelis, the Vice President--Finance and Treasurer of Applied and the Vice President--Sales & Marketing of Separation, will maintain their current management positions in Separation. The acquisition of Separation by the Company will be accounted for under the purchase method of accounting.

         The information set forth above is qualified in its entirety by reference to: (i) the Amended Warrant to purchase 1,500,000 shares of Applied common stock, a copy of which is attached hereto as EXHIBIT 4.1; (ii) the Certificate of Designation of 6% Series B Convertible Preferred Stock of
Applied, a copy of which is attached hereto as EXHIBIT 4.2; (iii) the Certificate of Designation of 6% Series C Convertible Preferred Stock of
Applied, a copy of which is attached hereto as EXHIBIT 4.3; (iv) the Certificate of Designation of 6% Series D Convertible Preferred Stock of Applied, a copy of


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which is attached hereto as EXHIBIT 4.4; (v) the Debt Repayment Agreement, dated as of September 28, 1998, between the Company and Applied, a copy of which is attached hereto as EXHIBIT 99.1; (vi) the Registration Rights Agreement, dated as of September 28, 1998, between the Company and Applied, a copy of which is attached hereto as EXHIBIT 99.2; and (vii) the Press Release of the Company, dated December 31, 1998, a copy of which is attached hereto as EXHIBIT 99.3.


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

                  In accordance with Item 7(a) of Form 8-K, the financial statements of Commodore Separation Technologies, Inc. shall be provided not later than 60 days after the date on which this Current Report was filed.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  In accordance with Item 7(b) of Form 8-K, the pro forma financial information shall be provided not later than 60 days after the date on which this Current Report was filed.

         (c)      EXHIBITS.

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

         EXHIBIT NO.                         DESCRIPTION
         -----------                         -----------

             4.1 Amended Warrant to purchase 1,500,000 shares of Applied common stock.

             4.2         Certificate of Designation of 6% Series B Convertible
                         Preferred Stock of Applied.

             4.3         Certificate of Designation of 6% Series C Convertible
                         Preferred Stock of Applied.

             4.4         Certificate of Designation of 6% Series D Convertible
                         Preferred  Stock of Applied.

             99.1        Debt Repayment Agreement, dated as of September 28,
                         1998, between the Company and Applied.

             99.2        Registration Rights Agreement, dated as of September
                         28, 1998, between the Company and Applied.

             99.3        Press Release, dated December 31, 1998.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      COMMODORE ENVIRONMENTAL SERVICES, INC.



Date:  December 31, 1998              BY: /s/ Andrew P. Oddi
                                         -------------------------------------
                                         Andrew P. Oddi, Treasurer


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                                  EXHIBIT INDEX
                                  -------------
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


         EXHIBIT NO.                DESCRIPTION
         -----------                -----------

             4.1 Amended Warrant to purchase 1,500,000 shares of Applied common stock.

             4.2         Certificate of Designation of 6% Series B Convertible
                         Preferred Stock of Applied.

             4.3         Certificate of Designation of 6% Series C Convertible
                         Preferred Stock of Applied.

             4.4         Certificate of Designation of 6% Series D Convertible
                         Preferred Stock of Applied.

             99.1        Debt Repayment Agreement, dated as of September 28,
                         1998, between the Company and Applied.

             99.2        Registration Rights Agreement, dated as of September
                         28, 1998, between the Company and Applied.

             99.3        Press Release, dated December 31, 1998.

